SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of November 30, 2001, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2001-2)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware               333-63752                    13-3439681
           --------               ---------                    ----------
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
of Incorporation)                File Number)             Identification Number)

390 Greenwich Street
New York, New York                                              10013
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------







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                                      -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------


Description of the Certificates and the Mortgage Pools

                   On November 30, 2001, a single series of certificates, entitled Mortgage Pass-Through Certificates, Series 2001-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 30, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer"), JPMorgan Chase Bank as trustee (the "Trustee") and Citibank, N.A. as trust administrator (the "Trust Administrator"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," "Class M-1 Certificates," "Class M-2 Certificates," "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $276,934,952.00 as of November 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 30, 2001 (the "Mortgage Loan Purchase Agreement") between the Depositor and Salomon Brothers Realty Corp. The Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated November 30, 2001, between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                          Initial Certificate
      Class                 Principal Balance                 Pass-Through Rate
      -----                 -----------------                 -----------------
         A                       $204,097,000                      Variable
        M-1                      $22,450,000                       Variable
        M-2                      $12,246,000                       Variable
        M-3                       $8,844,000                       Variable
        M-4                      $14,287,000                       Variable

        M-5                      $8,164,000                        Variable
        M-6                      $2,041,440                        Variable
         R               100 % Percentage Interest                   N/A


                  The Certificates, other than the Class M-4, Class M-5, Class M-6, Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 23, 2001, and the Prospectus Supplement, dated November 30, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-4, Class M-5, Class M-6 and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)    Not applicable

                  (b)    Not applicable

                  (c)    Exhibits



         Exhibit No.                              Description
         -----------                              -----------

            4.1 Pooling and Servicing Agreement, dated as of November 30, 2001, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Litton Loan Servicing LP as Servicer, JPMorgan Chase Bank as Trustee and Citibank, N.A. as Trust Administrator, relating to the Series 2001-2 Certificates.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 30, 2001

                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.


                                        By:   /s/ Matthew R. Bollo
                                              ---------------------------
                                        Name:     Matthew R. Bollo
                                        Title:    Assistant Vice Presient

                                                 Index to Exhibits
                                                 -----------------




                                                                                           Sequentially Numbered
    Exhibit No.                                 Description                                         Page
    -----------                                 -----------                                         ----
        4.1           Pooling and Servicing  Agreement,  dated as of November 30, 2001,                7
                      by and among Salomon  Brothers  Mortgage  Securities VII, Inc. as
                      Depositor,  Litton Loan Servicing LP as Servicer,  JPMorgan Chase
                      Bank as  Trustee  and  Citibank,  N.A.  as  Trust  Administrator,
                      relating to the Series 2001-2 Certificates.

                                   Exhibit 4.1